                                                                  Exhibit 10(vi)







                           CURTISS-WRIGHT CORPORATION
                           SAVINGS AND INVESTMENT PLAN



                              AMENDED AND RESTATED,
                        effective as of January 1, 2001,
                          except as otherwise specified






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                                                                               i

                           CURTISS-WRIGHT CORPORATION
                           SAVINGS AND INVESTMENT PLAN

                                TABLE OF CONTENTS




PREAMBLE..........................................................................................................1


ARTICLE 1:  DEFINITIONS...........................................................................................2


ARTICLE 2:  ELIGIBILITY AND MEMBERSHIP...........................................................................10

   2.01    Eligibility...........................................................................................10
   2.02    Membership............................................................................................10
   2.03    Reemployment of Former Employees and Former Members...................................................10
   2.04    Termination of Membership.............................................................................11
   2.05    Year-end Membership List..............................................................................11

ARTICLE 3:  CONTRIBUTIONS........................................................................................12

   3.01    Deferred Cash Contributions...........................................................................12
   3.02    After-Tax Contributions...............................................................................13
   3.03    Employer Matching Contributions prior to September 1, 1994............................................13
   3.04    Employee or Member Rollover Contributions.............................................................13
   3.05    Change in Contributions...............................................................................14
   3.06    Suspension of Contributions...........................................................................14
   3.07    Actual Deferral Percentage Test.......................................................................14
   3.08    Contribution Percentage Test..........................................................................16
   3.09    Aggregate Contribution Limitation.....................................................................17
   3.10    Additional Discrimination Testing Provisions..........................................................17
   3.11    Maximum Annual Additions..............................................................................19
   3.12    Return of Contributions...............................................................................21
   3.13    Contributions during Period of Military Leave.........................................................21

ARTICLE 4:  INVESTMENT OF CONTRIBUTIONS..........................................................................23

   4.01    Investment Funds......................................................................................23
   4.02    Investment of Members' Accounts.......................................................................23
   4.03    Responsibility for Investments........................................................................24
   4.04    Change of Election for Current and Future Contributions...............................................24
   4.05    Reallocation of Accounts Among the Funds..............................................................24
   4.06    Limitations Imposed by Contract.......................................................................24
   4.07    ERISA Section 404(c) Compliance.......................................................................24

ARTICLE 5:  VALUATION OF THE ACCOUNTS............................................................................25

   5.01    Valuation of Member Accounts..........................................................................25
   5.02    Right to Change Procedures............................................................................25
   5.03    Statement of Accounts.................................................................................25

ARTICLE 6:  VESTED PORTION OF ACCOUNTS...........................................................................26







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                                                                              ii


   6.01    Member Account and Deferred Account...................................................................26
   6.02    Employer Account......................................................................................26
   6.03    Disposition of Forfeitures............................................................................26

ARTICLE 7:  WITHDRAWALS WHILE STILL EMPLOYED.....................................................................28

   7.01    Withdrawal of After-Tax Contributions.................................................................28
   7.02    Withdrawal After Age 59 1/2...........................................................................28
   7.03    Hardship Withdrawal...................................................................................28
   7.04    Procedures and Restrictions...........................................................................31
   7.05    Determination of Vested Portion of Employer Account...................................................31
   7.06    Separate Contracts....................................................................................31

ARTICLE 8:  LOANS TO MEMBERS.....................................................................................32

   8.01    Amount Available......................................................................................32
   8.02    Terms.................................................................................................32

ARTICLE 9:  DISTRIBUTION OF ACCOUNTS UPON TERMINATION OF EMPLOYMENT..............................................34

   9.01    Eligibility...........................................................................................34
   9.02    Form of Distribution..................................................................................34
   9.03    Date of Payment of Distribution.......................................................................34
   9.04    Age 70 1/2 Required Distribution......................................................................35
   9.05    Status of Accounts Pending Distribution...............................................................36
   9.06    Proof of Death and Right of Beneficiary or Other Person...............................................36
   9.07    Distribution Limitation...............................................................................36
   9.08    Direct Rollover of Certain Distributions..............................................................36
   9.09    Waiver of Notice Period...............................................................................37

ARTICLE 10:  ADMINISTRATION OF PLAN..............................................................................38

   10.01   Appointment of Administration Committee...............................................................38
   10.02   Duties of Committee...................................................................................38
   10.03   Individual Accounts...................................................................................38
   10.04   Meetings..............................................................................................39
   10.05   Action of Majority....................................................................................39
   10.06   Compensation and Bonding..............................................................................39
   10.07   Establishment of Rules................................................................................39
   10.08   Prudent Conduct.......................................................................................39
   10.09   Service in More Than One Fiduciary Capacity...........................................................39
   10.10   Limitation of Liability...............................................................................40
   10.11   Indemnification.......................................................................................40
   10.12   Appointment of Investment Manager.....................................................................40
   10.13   Claims Review Procedure...............................................................................40
   10.14   Named Fiduciary.......................................................................................41

ARTICLE 11:  MANAGEMENT OF FUNDS.................................................................................42

   11.01   Trust Agreement or Group Annuity Contract.............................................................42
   11.02   Exclusive Benefit Rule................................................................................42
   11.03   Investment, Management and Control....................................................................42








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                                                                             iii

   11.04   Payment of Certain Expenses...........................................................................42

ARTICLE 12:  AMENDMENT, MERGER AND TERMINATION...................................................................43

   12.01   Amendment of Plan.....................................................................................43
   12.02   Merger, Consolidation or Transfer.....................................................................43
   12.03   Additional Participating Employers....................................................................43
   12.04   Termination of Plan...................................................................................44
   12.05   Distribution of Accounts Upon a Sale of Assets or a Sale of a Subsidiary..............................45

ARTICLE 13:  GENERAL PROVISIONS..................................................................................46

   13.01   Nonalienation.........................................................................................46
   13.02   Conditions of Employment Not Affected by Plan.........................................................46
   13.03   Facility of Payment...................................................................................47
   13.04   Information...........................................................................................47
   13.05   Top-Heavy Provisions..................................................................................47
   13.06   Written Elections.....................................................................................49
   13.07   Construction..........................................................................................49
   13.08   Electronic Provision of Notices to Members............................................................49

APPENDIX A: SPECIAL RULES APPLICABLE TO ACQUIRED ENTITIES........................................................51










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                                                                               1


PREAMBLE

Curtiss-Wright Corporation ("the Company") has established the Curtiss-Wright Corporation Savings and Investment Plan (the "Plan") to assist eligible employees in saving for retirement. The Plan is a continuation of the Curtiss-Wright Corporation Employee Savings Plan and the Curtiss-Wright Corporation Deferred Compensation Plan, which plans were merged effective September 1, 1994 and, as so merged, were renamed the Curtiss-Wright Corporation Savings and Investment Plan. The Plan has since been amended from time to time.

The Plan is intended to be a qualified plan under Section 401(a) of the Internal Revenue Code (the "Code") that includes a qualified cash or deferred arrangement pursuant to Section 401(k) of the Code.

The Plan was most recently amended and restated in its entirety as of January 1, 1989 ("the January 1, 1989 Restatement"), which restatement also reflected provisions that became effective on dates later than the initial effective date thereof. Subsequent to the January 1, 1989 Restatement, the Plan has been amended to maintain compliance with applicable law and regulations and for other purposes. This Amendment and Restatement of the Plan as of January 1, 2001 incorporates amendments heretofore made to the Plan and makes additional amendments to the Plan. The amendments hereby made to the January 1, 1989 Restatement, as heretofore amended, are effective as of January 1, 2001, except as otherwise specified herein, provided, however, that the effective date of any provision or provisions of the Plan shall, to the extent required by specific provisions of the Plan, the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, the Community Renewal Tax Relief Act of 2000, the Economic Growth and Tax Relief Reconciliation Act of 2001, or other law, be any such earlier or other effective date required by the Plan, such acts, or such law.







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                                                                               2


                           CURTISS-WRIGHT CORPORATION
                           SAVINGS AND INVESTMENT PLAN






ARTICLE 1:  DEFINITIONS


1.01 "Accounts" means the Employer Account, the Member Account and the Deferred Account.

1.02 "Actual Deferral Percentage" means, with respect to a specified group of Employees, the average of the ratios, calculated separately for each Employee in that group, of

                  (a) the amount of Deferred Cash Contributions made pursuant to Section 3.01 for a Plan Year (including Deferred Cash Contributions returned to a Highly Compensated Employee under Section 3.01(c) and Deferred Cash Contributions returned to any Employee pursuant to Section 3.01(d)), to

                  (b) the Employees' Statutory Compensation for that entire Plan Year, provided that, upon direction of the Committee, Statutory Compensation for a Plan Year shall only be counted if received during the period an Employee is, or is eligible to become, a Member.

         The Actual Deferral Percentage for each group and the ratio determined for each Employee in the group shall be calculated to the nearest one one-hundredth of one percent (0.01%). For purposes of determining the Actual Deferral Percentage for a Plan Year, Deferred Cash Contributions may be taken into account for a Plan Year only if they:

                  (a) relate to compensation that either would have been received by the Employee in the Plan Year but for the deferral election, or are attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within 2 1/2 months after the close of the Plan Year but for the deferral election,

                  (b) are allocated to the Employee as of a date within that Plan Year and the allocation is not contingent on the participation or performance of service after such date, and









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                                                                               3

                  (c) are actually paid to the Trustee no later than 12 months after the end of the Plan Year to which the contributions relate.

1.03 "Adjustment Factor" means the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for calendar years beginning on or after January 1, 1988, and applied to such items and in such manner as the Secretary shall provide.

1.04 "Affiliated Employer" means any company which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which also includes as a member the Employer; any trade or business under common control (as defined in Section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code. Notwithstanding the foregoing, for purposes of Sections 1.29 and 3.11, the definitions in Sections 414(b) and (c) of the Code shall be modified by substituting the phrase "more than 50 percent" for the phrase "at least 80 percent" each place it appears in Section 1563(a)(1) of the Code.

1.05     "After-Tax Contributions" means amounts contributed pursuant to Section
         3.02.

1.06 "Annual Dollar Limit" means for Plan Years beginning on or after January 1, 1989 and before January 1, 1994, $200,000 multiplied by the Adjustment Factor.

         Commencing with the 1994 Plan Year, the Annual Dollar Limit means $150,000, as adjusted from time to time for cost of living, in accordance with Section 401(a)(17)(B) of the Code, and as adjusted or superseded by any amendment to Section 401(a)(17)(A) of the Code.

1.07 "Annuity Starting Date" means the first day of the first period for which an amount is paid, as an annuity or in any other form, following a Member's retirement or termination of employment.

1.08 "Beneficiary" means any person or persons designated by a Member to receive any benefits payable in the event of the Member's death. However, a married Member's spouse shall be deemed to be his Beneficiary unless or until he elects another Beneficiary with Spousal Consent. If no Beneficiary designation is in effect at the Member's death, or if no person or persons so designated survives the Member, the Member's surviving spouse, if any, shall be deemed to be the Beneficiary; otherwise the Beneficiary shall be the personal representative of the estate of the Member.

1.09 "Board of Directors" means the Board of Directors of Curtiss-Wright Corporation.

1.10 "Code" means the Internal Revenue Code of 1986, as amended from time to time.







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                                                                               4


1.11 "Committee" means the persons named by the Chairman of the Board of Directors or his designee to administer and supervise the Plan as provided in Article 10.

1.12 "Compensation" means the total of an Employee's compensation paid by the Employer during any Plan Year prior to any reduction for deferred compensation under Section 401(k) of the Code or pursuant to a cafeteria plan under Section 125 of the Code.

         Compensation shall not include: (i) relocation allowances; (ii) severance pay; (iii) any kind of stock payment; (iv) additional compensation granted in connection with "away from original home assignments"; or (v) imputed value of group life insurance premiums under Section 79 of the Code.

         In any event, for Plan Years beginning after 1988, Compensation shall not exceed the Annual Dollar Limit.

         Effective for Plan Years beginning prior to January 1, 1997, the Annual Dollar Limit applies to the aggregate Compensation paid to a Highly Compensated Employee referred to in Section 3.10(a), his spouse and his lineal descendants who have not attained age 19 before the end of the Plan Year. If, as a result of the application of the family aggregation rule, the Annual Dollar Limit is exceeded, then the Limit shall be pro-rated among the affected individuals in proportion to each such individual's Compensation as determined under this Section 1.12 prior to the application of the Limit.

1.13 "Contribution Percentage" means, with respect to a specified group of Employees, the average of the ratios, calculated separately for each Employee in that group, of

                  (a) the sum of the Employee's After-Tax Contributions and Matching Contributions for that Plan Year, to

                  (b) his Statutory Compensation for that entire Plan Year; provided that, upon direction of the Committee, Statutory Compensation for a Plan Year shall only be counted if received during the period an Employee is, or is eligible to become, a Member.

         The Contribution Percentage for each group and the ratio determined for each Employee in the group shall be calculated to the nearest one one-hundredth of one percent (0.01%).

1.14 "Deferred Account" means the account credited with the Deferred Cash Contributions made on a Member's behalf and earnings on those contributions, and with Rollover Contributions made by a Member or an Employee and earnings on those contributions.

1.15     "Deferred Cash  Contributions"  means amounts  contributed  pursuant to
         Section 3.01.

1.16 "Disability" means total and permanent disability. A Member shall be deemed to be totally and permanently disabled when, on the basis of medical evidence satisfactory to the Committee, he is found to be wholly and permanently prevented from engaging in any occupation or employment for wages or profit as a result of bodily injury or disease,








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                                                                               5

         either occupationally or nonoccupationally caused, but not as a result of bodily injury or disease which originated from service in the Armed Forces of any country.

1.17 "Earnings" means the amount of income to be returned with any excess deferrals, excess contributions, or excess aggregate contributions under Section 3.01, 3.07, 3.08 or 3.09. Earnings on excess deferrals and excess contributions shall be determined by multiplying the income earned on the Deferred Account for the Plan Year by a fraction, the numerator of which is the excess deferrals or excess contributions, as the case may be, for the Plan Year and the denominator of which is the Deferred Account balance at the end of the Plan Year, disregarding any income or loss occurring during the Plan Year. Earnings on excess aggregate contributions shall be determined in a similar manner by substituting the sum of the Employer Account and Member Account for the Deferred Account, and the excess aggregate contributions for the excess deferrals and excess contributions in the preceding sentence.

1.18 "Effective Date." The Effective Date of the Plan is January 1, 1989. The Effective Date of this amendment and restatement of the Plan is January 1, 2001, except as otherwise provided herein, or as required by applicable law.

1.19 "Employee" means a person employed by the Employer who receives stated compensation other than a pension, severance pay, retainer, or fee under contract; however, the term "Employee" excludes any non-resident alien, any Leased Employee, and any person who is included in a unit of employees covered by a collective bargaining agreement that does not provide for his membership in the Plan. Any person deemed to be an independent contractor by any Employer and paid by the Employer in accordance with its practices for the payment of independent contractors, including the provision of tax reporting on Internal Revenue Service Form 1099, shall be excluded from the definition of Employee for all purposes under the Plan, notwithstanding any subsequent reclassification of such person for any purpose under the Code, whether agreed to by the Employer or adjudicated under applicable law.

1.20 "Employer" means Curtiss-Wright Corporation or any successor by merger, purchase or otherwise, with respect to its employees; or any other company participating in the Plan as provided in Section 12.03, with respect to its employees.

1.21 "Employer Account" means the account credited with Matching Contributions and earnings on those contributions.

1.22 "Enrollment Date" means the Effective Date and the first day of any calendar quarter following that date.

1.23 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.24     "Fund"  or  "Investment   Fund"  means  the  fund  or  funds  in  which
         contributions to the Plan are invested in accordance with Article 4.




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                                                                               6

1.25 "Group Annuity Contract" means such contract or contracts as are entered into by the Employer with an Insurer or Insurers for the purpose of investing and administering contributions received by the Insurer in accordance with the terms of the Plan.

1.26 "Highly Compensated Employee" means, for a Plan Year commencing on or after January 1, 1997, any employee of the Employer or an Affiliated Employer (whether or not eligible for membership in the Plan) who:

                  (a) was a 5 percent owner of the Employer (as defined in Section 416(i) of the Code) for such Plan Year or the prior Plan Year, or

                  (b) for the preceding Plan Year received Statutory Compensation in excess of $80,000, and was among the highest 20 percent of employees of the Employer for the preceding Plan Year when ranked by Statutory Compensation paid for that year, excluding, for purposes of determining the number of such employees, such employees as the Committee may determine on a consistent basis pursuant to Section 414(q) of the Code. The $80,000 dollar amount in the preceding sentence shall be adjusted from time to time for cost of living in accordance with Section 414(q) of the Code.


         Notwithstanding the foregoing, employees who are nonresident aliens and who receive no earned income from the Employer or an Affiliated Employer which constitutes income from sources within the United States shall be disregarded for all purposes of this Section.


         The Employer's top-paid group election as described above in subsection
         (b) shall be used consistently in determining Highly Compensated Employees for determination years of all employee benefit plans of the Employer and Affiliated Employers for which Section 414(q) of the Code applies (other than a multiemployer plan) that begin with or within the same calendar year, until such election is changed by Plan amendment in accordance with IRS requirements. Notwithstanding the foregoing, the consistency provision in the preceding sentence shall not apply for the Plan Year beginning in 1997 and, for Plan Years beginning in 1998 and 1999, shall apply only with respect to all qualified retirement plans (other than a multiemployer plan) of the Employer and Affiliated Employers.

         The provisions of this Section shall be further subject to such additional requirements as shall be described in Section 414(q) of the Code and its applicable regulations, which shall override any aspects of this Section inconsistent therewith.


1.27 "Hour of Service" means, with respect to any applicable computation period,

                  (a) each hour for which the employee is paid or entitled to payment for the performance of duties for the Employer or an Affiliated Employer;

                  (b) each hour for which the employee is paid or entitled to payment by the Employer or an Affiliated Employer on account of a period during which no duties are performed, whether or not the employment relationship has terminated, due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, but not more than 501 hours for any single continuous period; and

                  (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliated Employer, excluding any hour credited under (a) or (b), which shall be credited to the computation period or periods to which the award, agreement or payment pertains rather than to the computation period in which the award, agreement or payment is made.

         No hours shall be credited on account of any period during which the employee performs no duties and receives payment solely for the purpose of complying with unemployment compensation, workers' compensation or disability insurance laws.

         Hours of Service credited shall be determined as required by Title 29 of the Code of Federal Regulations, Sections 2530.200b-2(b) and (c).

1.28 "Insurer" means a legal reserve life insurance company licensed to do business and authorized to issue Group Annuity contracts in the states in which the Employer is doing business selected by the Board of Directors and which issues a Group Annuity Contract in accordance with the terms of the Plan.

1.29 "Leased Employee" means, for a Plan Year commencing on or after January 1, 1997, any person (other than a common law employee of the Employer) who, pursuant to an agreement between the Employer and any other person ("leasing organization"), has performed services for the Employer or any related persons determined in accordance with Section 414(n)(6) of the Code on a substantially full-time basis for a period of at least one year and such services are performed under the primary direction of or control by the Employer. In the case of any person who is a Leased Employee before or after a period of service as an Employee, the entire period during which he has performed services as a Leased Employee shall be counted as service as an Employee for all purposes of the Plan, except that he shall not, by reason of that status, become a Member of the Plan.

1.30     "Matching Contributions" means amounts contributed pursuant to Section
         3.03 prior to September 1, 1994, at which time Matching Contributions ceased. The term Matching Contributions shall also refer to amounts transferred to the Plan in a transaction described in Section 12.02 that had been accounted for as matching contributions under the terms of the transferor plan.

1.31 "Member" means any person included in the membership of the Plan as provided in Article 2.








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                                                                               8


1.32 "Member Account" means the account credited with the After-Tax Contributions and earnings on those contributions and with Rollover Contributions made by a Member or an Employee and earnings on those contributions.

1.33 "Nonhighly Compensated Employee" means for any Plan Year an employee of the Employer or an Affiliated Employer who is not a Highly Compensated Employee for that Plan Year.

1.34 "Plan" means the Curtiss-Wright Corporation Savings and Investment Plan as set forth in this document or as amended from time to time. The Plan is a continuation of the Curtiss-Wright Corporation Employee Savings Plan and the Curtiss-Wright Corporation Deferred Compensation Plan, which plans were merged effective September 1, 1994.

1.35     "Plan Year" means the 12-month period beginning on any January 1.

1.36     "Rollover  Contributions" means amounts contributed pursuant to Section
         3.04.

1.37 "Severance Date" means, solely for purposes of determining an employee's Vesting Service under Section 1.44, the earlier of:

                  (a) the date an employee quits, retires, is discharged or dies, or

                  (b) the first anniversary of the date on which an employee is first absent from service, with or without pay, for any reason such as vacation, sickness, disability, layoff or leave of absence.

1.38 "Spousal Consent" means the written consent of a Member's spouse to the Member's election of a specified form of benefit or designation of a specified Beneficiary. The spouse's consent shall be witnessed by a Plan representative or notary public and shall acknowledge the effect on the spouse of the Member's election. The requirement for spousal consent may be waived by the Committee if it believes there is no spouse, or the spouse cannot be located, or because of such other circumstances as may be established by applicable law.

1.39 "Statutory Compensation" means, effective for Plan Years commencing on or after January 1, 1997, wages, salaries, and other amounts paid in respect of an employee for services actually rendered to an Employer or an Affiliated Employer, including by way of example, overtime, bonuses, and commissions, but excluding deferred compensation, stock options, and other distributions which receive special tax benefits under the Code. For purposes of determining Highly Compensated Employees under
         Section 1.26 and key employees under Section 13.05(a)(iii), Statutory Compensation shall include amounts contributed by the Employer pursuant to a salary reduction agreement which are not includible in the gross income of the employee under Sections 125, 132(f), 402(e)(3), 402(h), or 403(b) of the Code. For all other purposes, Statutory Compensation shall also include the amounts referred to in the preceding sentence, unless the Committee directs otherwise for a particular Plan Year. Statutory Compensation for a Plan Year shall not exceed the Annual Dollar Limit, provided that such Limit shall not be applied in determining Highly Compensated Employees under Section 1.26.

1.39 "Subsidiary" means any corporation controlled by Curtiss-Wright Corporation or by another subsidiary of Curtiss-Wright Corporation.

1.40 "Trust" or "Trust Fund" means the fund established by the Board of Directors as part of the Plan into which contributions are to be made and from which benefits are to be paid in accordance with the terms of the Plan.

1.41 "Trustee" means the trustee or trustees holding the funds of the Plan as provided in Article 11.

1.42 "Valuation Date" means the last business day of each calendar month or such more frequent dates as the Committee shall establish.

1.43 "Vested Portion" means the portion of the Accounts in which the Member has a nonforfeitable interest as provided in Article 6 or, if applicable, Section 13.05.

1.44 "Vesting Service" means, with respect to any employee, his period of employment with the Employer or any Affiliated Employer, whether or not as an Employee, beginning on the date he first completes an Hour of Service and ending on his Severance Date, provided that:

                  (a) if his employment terminates and he is reemployed within one year of the earlier of (i) his date of termination or (ii) the first day of an absence from service immediately preceding his date of termination, the period between his Severance Date and his date of reemployment shall be included in his Vesting Service;

                  (b) if he is absent from the service of the Employer or any Affiliated Employer because of service in the Armed Forces of the United States and he returns to service with the Employer or an Affiliated Employer having applied to return while his reemployment rights were protected by law, the absence shall be included in his Vesting Service;

                  (c) if he is on a leave of absence approved by the Employer, under rules uniformly applicable to all Employees similarly situated, the Employer may authorize the inclusion in his Vesting Service of any portion of that period of leave which is not included in his Vesting Service under (a) or (b) above; and

                  (d) if his employment terminates and he is reemployed, his Vesting Service after reemployment shall be aggregated with his previous period or periods of Vesting Service.

1.45 "Year of Eligibility Service" means, with respect to any employee, the 12-month period of employment with the Employer or any Affiliated Employer, whether or not as an Employee, beginning on the date he first completes an Hour of Service upon hire or rehire, or any Plan Year beginning after that date, in which he first completes at least 1,000 Hours of Service.






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                                                                              10




ARTICLE 2:  ELIGIBILITY AND MEMBERSHIP


2.01     Eligibility

         (a) Except as otherwise provided in this Section, each Employee shall be eligible to become a Member on any Enrollment Date coinciding with or following the date he completes one Year of Eligibility Service.

         (b) Employees who were formerly employed by entities that were acquired by the Employer shall be subject to the special eligibility rules set forth in Appendix A.

         (c)      Effective June 1, 2000, and notwithstanding the provisions of
                  Section 2.01(a), an Employee who is employed by the Enertech Engineering Services unit of Curtiss-Wright Flow Control Corporation shall be eligible to become a Member on any Enrollment Date following the date on which he first performs an Hour of Service.


2.02     Membership

An eligible Employee shall become a Member on the first Enrollment Date which is at least 30 days after the date he files with the Employer a form or forms prescribed by the Committee on which he meets all of the following requirements:

         (a) designates the percentage of Compensation he wishes to contribute under the Plan under Section 3.02 or makes the election described in Section 3.01, or both;

         (b) authorizes the Employer to make regular payroll deductions or to reduce his Compensation, or both;

         (c)      names a Beneficiary; and

         (d) commencing on and after March 1, 1995, makes an investment election.


2.03     Reemployment of Former Employees and Former Members

Any person reemployed by the Employer as an Employee, who was previously a Member or who was previously eligible to become a Member, shall become a Member upon the filing of a form in accordance with Section 2.02. Any person reemployed by the Employer as an Employee, who was not previously eligible to become a Member, shall become a Member upon completing the eligibility requirements described in Section 2.01 and filing the appropriate form or forms in accordance with Section 2.02.






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                                                                              11


2.04     Termination of Membership

A Member's membership shall terminate on the date he is no longer employed by the Employer or any Affiliated Employer unless the Member is entitled to benefits under the Plan, in which event his membership shall terminate when those benefits are distributed to him.


2.05     Year-end Membership List

On or before September 30th of each Plan Year, at the Committee's request, the Employer shall transmit to the Committee a list of the Members as of December 31st of the previous year which list shall be in such form and shall contain such information as the Committee may request.

ARTICLE 3:  CONTRIBUTIONS


3.01     Deferred Cash Contributions

         (a) A Member may elect on his application filed under Section 2.02 to reduce his Compensation payable while a Member by at least 0.5% and not more than the contribution permitted by law, in multiples of 0.5%, and have that amount contributed to the Plan by the Employer as Deferred Cash Contributions. Deferred Cash Contributions shall be further limited as provided below and in Sections 3.07, 3.10 and 3.11. Any Deferred Cash Contributions shall be paid to the Trustee or deposited with the Insurer pursuant to the Group Annuity Contract, as the case may be, as soon as practicable.

         (b) In no event shall the Member's Deferred Cash Contributions and similar contributions made on his behalf by the Employer or an Affiliated Employer to all plans, contracts or arrangements subject to the provisions of Section 401(a)(30) of the Code in any calendar year exceed:

                  (i)      for calendar years commencing prior to
                           January 1, 2002, $7,000 multiplied by the
                           Adjustment Factor; or

                  (ii) for calendar years commencing on or after January 1, 2002, the amount in effect for such calendar year under Section 402(g)(1) of the Code, as adjusted, if applicable, in accordance with Section 402(g)(4) of the Code.

                  If a Member's Deferred Cash Contributions in a calendar year reach the dollar limitation applicable for that year, his election of Deferred Cash Contributions for the remainder of the calendar year will be canceled. Each Member affected by this paragraph (b) may elect to change or suspend the rate at which he makes After-Tax Contributions. As of the first pay period of the calendar year following such cancellation, the Member's election of Deferred Cash Contributions shall again become effective in accordance with his previous election, unless the Member elects otherwise in accordance with Section 3.06.

         (c) In the event that the sum of the Deferred Cash Contributions and similar contributions to any other qualified defined contribution plan maintained by the Employer or an Affiliated Employer exceeds the dollar limitation in Section 3.01(b) for any calendar year, the Member shall be deemed to have elected a return of Deferred Cash Contributions in excess of such limit ("excess deferrals") from this Plan. The excess deferrals, together with Earnings, shall be returned to the Member no later than the April 15 following the end of the calendar year in which the excess deferrals were made. The amount of excess deferrals to be returned for any calendar year shall be reduced by any Deferred Cash







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                                                                              12


                  Contributions previously returned to the Member under Section
                  3.07 for that calendar year.

         (d) If a Member makes tax-deferred contributions under another qualified defined contribution plan maintained by an employer other than the Employer or an Affiliated Employer for any calendar year and those contributions when added to his Deferred Cash Contributions exceed the dollar limitation under
                  Section 3.01(b) for that calendar year, the Member may allocate all or a portion of such excess deferrals to this Plan. In that event, such excess deferrals, together with Earnings, shall be returned to the Member no later than the April 15 following the end of the calendar year in which such excess deferrals were made. However, the Plan shall not be required to return excess deferrals unless the Member notifies the Committee, in writing, by March 1 of that following calendar year of the amount of the excess deferrals allocated to this Plan. The amount of any such excess deferrals to be returned for any calendar year shall be reduced by any Deferred Cash Contributions previously returned to the Member under Section 3.07 for that calendar year.


3.02     After-Tax Contributions

Any Member may make After-Tax Contributions under this Section whether or not he has elected to have Deferred Cash Contributions made on his behalf pursuant to
Section 3.01. The amount of After-Tax Contributions shall be at least 0.5% of his Compensation, while a Member, in multiples of 0.5%, to the maximum contribution permitted by law.

The After-Tax Contributions of a Member shall be made through payroll deductions and shall be paid to the Trustee or deposited with the Insurer pursuant to the Group Annuity Contract, as the case may be, as soon as practicable.


3.03     Employer Matching Contributions prior to September 1, 1994

         (a) The Employer contributed, until August 31, 1994, on behalf of each of its Members who elected to make After-Tax Contributions, Matching Contributions in an amount equal to 50% of the first 6% of the After-Tax Contributions made by the Member to the Plan during each payroll period.

         (b) From and after September 1, 1994, no Matching Contributions shall be made to the Plan.


3.04     Employee or Member Rollover Contributions

Without regard to any limitations on contributions set forth in this Article 3, the Plan may receive from a Member, or an Employee who has not yet met the eligibility requirements for membership, in cash, any amount previously received (or deemed to be received) by him from a qualified plan. The Plan may receive such amount either directly from the Member or Employee or from a qualified plan in the form of a direct rollover.

Notwithstanding the foregoing, the Plan shall not accept any amount unless such amount is eligible to be rolled over to a qualified trust in accordance with applicable law and the Member or Employee provides evidence satisfactory to the Committee that such amount qualifies for rollover treatment.

Unless received by the Plan in the form of a direct rollover, the Rollover Contribution must be paid to the Trustee or deposited with the Insurer, as the case may be, on or before the 60th day after the day it was received by the Member or Employee.

Rollover Contributions shall be allocated to the Member's or Employee's Deferred Account.


3.05     Change in Contributions

The percentages of Compensation designated by a Member under Sections 3.01 and
3.02 shall automatically apply to increases and decreases in his Compensation. A Member may change his election under Sections 3.01 and 3.02 at the beginning of any calendar quarter by giving at least 30 days' prior written notice to the Committee. The changed percentage shall become effective as soon as administratively practicable following the expiration of the notice period.


3.06     Suspension of Contributions

         (a) A Member may suspend his contributions under Section 3.02 and/or revoke his election under Section 3.01 at any time by giving at least 30 days' prior written notice to the Committee. The suspension or revocation shall become effective as soon as administratively practicable following the expiration of the notice period.

         (b)      A Member who has suspended his contributions under Section
                  3.02 may elect to have them resumed in accordance with Section
                  3.02 as of the first day of the first payroll period of the calendar quarter next following 30 days' written notice of that intent. A Member who has revoked his election under
                  Section 3.01 may apply to the Committee to resume having his Compensation reduced in accordance with Section 3.01 as of the first day of the first payroll period of the calendar quarter next following 30 days' written notice of that intent.


3.07     Actual Deferral Percentage Test

With respect to each Plan Year commencing on or after January 1, 1997, the Actual Deferral Percentage for that Plan Year for Highly Compensated Employees who are Members or eligible to become Members for that Plan Year shall not exceed the Actual Deferral Percentage for the preceding Plan Year for all Nonhighly Compensated Employees for the preceding Plan Year who were Members or eligible to become Members during the preceding Plan Year multiplied by 1.25. If the Actual Deferral Percentage for such Highly Compensated Employees does not meet the foregoing test, the Actual Deferral Percentage for such Highly Compensated Employees for that Plan Year may not exceed the Actual Deferral Percentage for the preceding Plan Year for all Nonhighly Compensated Employees for the preceding Plan Year who were Members or eligible to become Members during the preceding Plan Year by more than two percentage points (2%), and such Actual Deferral Percentage for such Highly Compensated Employees for the Plan Year may not be more than 2.0 times the Actual Deferral Percentage for the preceding Plan Year for all Nonhighly Compensated Employees for the preceding Plan Year who were Members or eligible to become Members during the preceding Plan Year (or such lesser amount as the Committee shall determine to satisfy the provisions of Section 3.10).

Notwithstanding the foregoing, the Employer may elect to use the Actual Deferral Percentage for Nonhighly Compensated Employees for the Plan Year being tested rather than the preceding Plan Year provided that such election must be evidenced by a Plan amendment and once made may not be changed except as provided by the Secretary of the Treasury.

The Committee may implement rules limiting the Deferred Cash Contributions which may be made on behalf of some or all Highly Compensated Employees so that this limitation is satisfied. If the Committee determines that the limitation under this Section has been exceeded in any Plan Year, the following provisions shall apply:

         (a) The actual deferral ratio of the Highly Compensated Employee with the highest actual deferral ratio shall be reduced to the extent necessary to meet the actual deferral percentage test or to cause such ratio to equal the actual deferral ratio of the Highly Compensated Employee with the next highest ratio. This process will be repeated until the actual deferral percentage test is passed. Each ratio shall be rounded to the nearest one one-hundredth of one percent (0.01%) of the Member's Statutory Compensation. The amount of Deferred Cash Contributions made by each Highly Compensated Employee in excess of the amount permitted under his revised deferral ratio shall be added together. This total dollar amount of excess contributions ("excess contributions") shall then be allocated to some or all Highly Compensated Employees in accordance with the provisions of paragraph (b) below.

         (b) The Deferred Cash Contributions of the Highly Compensated Employee with the highest dollar amount of Deferred Cash Contributions shall be reduced by the lesser of (i) the amount required to cause that Employee's Deferred Cash Contributions to equal the dollar amount of the Deferred Cash Contributions of the Highly Compensated Employee with the next highest dollar amount of Deferred Cash Contributions or (ii) an amount equal to the total excess contributions. This procedure is repeated until all excess contributions are allocated. The amount of excess contributions allocated to a Highly Compensated Employee, together with Earnings thereon, shall be distributed to him in accordance with the provisions of paragraph (c).

         (c) The excess contributions, together with Earnings thereon, allocated to a Member shall be paid to the Member before the close of the Plan Year following the Plan Year in which the excess contributions were made, and to the extent practicable, within 2 1/2 months of the close of the Plan Year in which the excess contributions were made. However, any excess contributions for any Plan Year shall be reduced by any

                  Deferred Cash Contributions previously returned to the Member under Section 3.01 for that Plan Year.


3.08     Contribution Percentage Test

With respect to each Plan Year commencing on or after January 1, 1997, the Contribution Percentage for that Plan Year for Highly Compensated Employees who are Members or eligible to become Members for that Plan Year shall not exceed the Contribution Percentage for the preceding Plan Year for all Nonhighly Compensated Employees for the preceding Plan Year who were Members or eligible to become Members during the preceding Plan Year multiplied by 1.25. If the Contribution Percentage for such Plan Year for such Highly Compensated Employees does not meet the foregoing test, the Contribution Percentage for such Highly Compensated Employees for the Plan Year may not exceed the Contribution Percentage for the preceding Plan Year for all Nonhighly Compensated Employees for the preceding Plan Year who were Members or eligible to become Members during the preceding Plan Year by more than two percentage points (2%), and the Contribution Percentage for such Highly Compensated Employees for the Plan Year may not be more than 2.0 times the Contribution Percentage for the preceding Plan Year for all Nonhighly Compensated Employees for the preceding Plan Year who were Members or eligible to become Members during the preceding Plan Year (or such lesser amount as the Committee shall determine to satisfy the provisions of Section 3.10).

Notwithstanding the foregoing, the Employer may elect to use the Actual Contribution Percentage for Nonhighly Compensated Employees for the Plan Year being tested rather than the preceding Plan Year provided that such election must be evidenced by a Plan amendment and once made may not be changed except as provided by the Secretary of the Treasury.

The Committee may implement rules limiting the After-Tax Contributions which may be made by some or all Highly Compensated Employees so that this limitation is satisfied. If the Committee determines that the limitation under this Section
3.09 has been exceeded in any Plan Year, the following provisions shall apply:

         (a) The actual contribution ratio of the Highly Compensated Employee with the highest actual contribution ratio shall be reduced to the extent necessary to meet the test or to cause such ratio to equal the actual contribution ratio of the Highly Compensated Employee with the next highest actual contribution ratio. This process will be repeated until the actual contribution percentage test is passed. Each ratio shall be rounded to the nearest one one-hundredth of one percent (0.01%) of a Member's Statutory Compensation. The amount of After-Tax Contributions made by or on behalf of each Highly Compensated Employee in excess of the amount permitted under his revised actual contribution ratio shall be added together. This total dollar amount of excess contributions ("excess aggregate contributions") shall then be allocated to some or all Highly Compensated Employees in accordance with the provisions of paragraph (b) below.

         (b) The After-Tax Contributions of the Highly Compensated Employee with the highest dollar amount of such contributions shall be reduced by the lesser of (i) the amount required to cause that Employee's After-Tax Contributions to equal the dollar amount of such contributions of the Highly Compensated Employee with the next highest dollar amount of such contributions, or (ii) an amount equal to the total excess aggregate contributions. This procedure is repeated until all excess aggregate contributions are allocated. The amount of excess aggregate contributions allocated to each Highly Compensated Employee, together with Earnings thereon, shall be distributed or forfeited in accordance with the provisions of paragraph (c) below.

         (c) Excess aggregate contributions allocated to a Highly Compensated Employee under paragraph (b) above, together with Earnings, shall be paid to the Member.


3.09     Aggregate Contribution Limitation

Effective for Plan Years commencing prior to January 1, 2002, and notwithstanding the provisions of Sections 3.07 and 3.08, in no event shall the sum of the Actual Deferral Percentage of the group of eligible Highly Compensated Employees and the Contribution Percentage of such group, after applying the provisions of Sections 3.07 and 3.08, exceed the "aggregate limit" as provided in Section 401(m)(9) of the Code and the regulations issued thereunder. In the event the aggregate limit is exceeded for any Plan Year commencing prior to January 1, 2002, the Contribution Percentages of the Highly Compensated Employees shall be reduced to the extent necessary to satisfy the aggregate limit in accordance with the procedure set forth in Section 3.08.


3.10     Additional Discrimination Testing Provisions

         (a) Effective for Plan Years commencing prior to January 1, 1997, if any Highly Compensated Employee is either (i) a five percent owner or (ii) one of the 10 highest paid Highly Compensated Employees, then any Statutory Compensation paid to or any contribution made by or on behalf of any member of his "family" shall be deemed paid to or made by or on behalf of such Highly Compensated Employee for purposes of Sections 3.07, 3.08 and 3.09, to the extent required under regulations prescribed by the Secretary of the Treasury or his delegate under Sections 401(k) and 401(m) of the Code. The contributions required to be aggregated under the preceding sentence shall be disregarded in determining the Actual Deferral Percentage and Contribution Percentage for the group of Nonhighly Compensated Employees for purposes of Sections 3.07, 3.08 and 3.09. Any return of excess contributions or excess aggregate contributions required under Sections 3.07,
                  3.08 and 3.09 with respect to the family group shall be made by allocating the excess contributions or excess aggregate contributions among the family members in proportion to the contributions made by or on behalf of each family member that is combined. For purposes of this paragraph, the term "family" means, with respect to any employee, such employee's spouse, any lineal ascendants or descendants and spouses of such lineal ascendants or descendants.

         (b) If any Highly Compensated Employee is a member of another qualified plan of the Employer or an Affiliated Employer, other than an employee stock ownership plan described in
                  Section 4975(e)(7) of the Code or any other qualified plan which must be mandatorily disaggregated under Section 410(b) of the Code, under which deferred cash contributions or matching contributions are made on behalf of the Highly Compensated Employee or under which the Highly Compensated Employee makes after-tax contributions, the Committee shall implement rules, which shall be uniformly applicable to all employees similarly situated, to take into account all such contributions for the Highly Compensated Employee under all such plans in applying the limitations of Sections 3.07, 3.08 and 3.09. If any other such qualified plan has a plan year other than the Plan Year defined in Section 1.34, the contributions to be taken into account in applying the limitations of Sections 3.07, 3.08 and 3.09 will be those made in the plan years ending with or within the same calendar year.

         (c) In the event that this Plan is aggregated with one or more other plans to satisfy the requirements of Sections 401(a)(4) and 410(b) of the Code (other than for purposes of the average benefit percentage test) or if one or more other plans is aggregated with this Plan to satisfy the requirements of such sections of the Code, then the provisions of Sections 3.07,
                  3.08 and 3.09 shall be applied by determining the Actual Deferral Percentage and Contribution Percentage of employees as if all such plans were a single plan. If this Plan is permissively aggregated with any other plan or plans for purposes of satisfying the provisions of Section 401(k)(3) of the Code, the aggregated plans must also satisfy the provisions of Sections 401(a)(4) and 410(b) of the Code as though they were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated under this paragraph (c) only if they have the same plan year.

         (d) The Employer may elect to use Deferred Cash Contributions to satisfy the tests described in Sections 3.08 and 3.09, provided that the test described in Section 3.07 is met prior to such election, and continues to be met following the Employer's election to shift the application of those Deferred Cash Contributions from Section 3.07 to Section 3.08.

         (e) The Employer may authorize that special "qualified nonelective contributions" shall be made for a Plan Year, which shall be allocated in such amounts and to such Members, who are Nonhighly Compensated Employees, as the Committee shall determine. The Committee shall establish such separate accounts as may be necessary. Qualified nonelective contributions shall be 100% nonforfeitable when made. Qualified nonelective contributions made before January 1, 1989 and earnings credited thereon as of that date may be withdrawn by a Member while in service only under the provisions of Section 7.02 or 7.03. Any qualified nonelective contributions made on or after January 1, 1989 and any earnings credited on any qualified nonelective contributions after such date shall only be available for withdrawal under the provisions of Section 7.02. Qualified nonelective contributions made for the Plan Year may be used to satisfy the tests described in Sections 3.07, 3.08 and 3.09, where necessary.


3.11     Maximum Annual Additions

         (a) The annual addition to a Member's Accounts for any Plan Year, which shall be considered the "limitation year" for purposes of Section 415 of the Code, when added to the Member's annual addition for that Plan Year under any other qualified defined contribution plan of the Employer or an Affiliated Employer, shall not exceed the applicable maximum amount for such Plan Year.

                  (i) For Plan Years commencing prior to January 1, 2002, the applicable maximum amount which is the lesser of:

                           (A) 25% of his aggregate remuneration for that Plan Year, or

                           (B) the greater of $30,000 or one-quarter of the dollar limitation in effect under Section 415(b)(1)(A) of the Code.

                  (ii) For Plan Years commencing on or after January 1, 2002, the applicable maximum amount is the lesser of:

                           (A) 100% of his aggregate remuneration for the Plan Year, or

                           (B)      $40,000, as adjusted in accordance with
                                    Section 415(d) of the Code.

         (b) For purposes of this Section, the "annual addition" to a Member's Accounts under this Plan or any other qualified defined contribution plan maintained by the Employer or an Affiliated Employer shall be the sum of:

                  (i) the total contributions, including Deferred Cash Contributions, made on the Member's behalf by the Employer and all Affiliated Employers,

                  (ii) all Member contributions, exclusive of any Rollover Contributions, and

                  (iii) forfeitures, if applicable, that have been allocated to the Member's Accounts under this Plan or his accounts under any other such qualified defined contribution plan.

                  For purposes of this paragraph (b), any Deferred Cash Contributions distributed under Section 3.07 and any After-Tax Contributions distributed under the provisions of Section 3.01, 3.07, 3.08 or 3.09 shall be included in the annual addition for the year allocated.

         (c) For purposes of this Section, the term "remuneration" with respect to any Member shall mean the wages, salaries, and other amounts paid in respect of such Member by the Employer or an Affiliated Employer for personal services actually rendered, and shall include amounts contributed by the Employer pursuant to a salary reduction agreement which are not includible in the gross income of the employee under Section 125, 132(f), 402(g), or 457 of the Code but shall exclude deferred compensation, stock options, and other distributions which receive special tax benefits under the Code. Notwithstanding the foregoing, for limitation years commencing prior to January 1, 1998, remuneration shall exclude amounts contributed by the Employer or an Affiliated Employer pursuant to a salary reduction agreement which are not includible in the gross income of the employee under
                  Section 125, 402(g)(3), or 457 of the Code.

         (d) If the annual addition to a Member's Accounts for any Plan Year, prior to the application of the limitation set forth in paragraph (a) above, exceeds that limitation due to a reasonable error in estimating a Member's annual compensation or in determining the amount of Deferred Cash Contributions that may be made with respect to a Member under Section 415 of the Code, or as the result of the allocation of forfeitures, the amount of contributions credited to the Member's Accounts in that Plan Year shall be adjusted to the extent necessary to satisfy that limitation in accordance with the following order of priority:

                  (i)      The Member's After-Tax Contributions under Section
                           3.02 shall be reduced to the extent necessary. The amount of the reduction shall be returned to the Member, together with any Earnings on the contributions to be returned.

                  (ii)     The Member's Deferred Cash Contributions under
                           Section 3.01 shall be reduced to the extent necessary. The amount of the reduction shall be returned to the Member, together with any Earnings on the contributions to be returned.

                  Any Deferred Cash Contributions returned to a Member under this paragraph (d) shall be disregarded in applying the dollar limitation on Deferred Cash Contributions under Section 3.01(b), and in performing the Actual Deferral Percentage Test under Section 3.07. Any After- Tax Contributions returned under this paragraph (d) shall be disregarded in performing the Contribution Percentage Test under Section 3.08.

         (e) Effective for Plan Years commencing prior to January 1, 2000, if the Employer's contributions to the Plan result in an increase in the combined defined benefit and defined contribution fractions in excess of the 1.0 permitted under
                  Section 415 of the Code for any Member of the Plan who is also covered by the Curtiss-Wright Corporation Retirement Plan, then the accrued benefit under the Curtiss-Wright Corporation Retirement Plan shall be reduced to the extent necessary to prevent the sum of his defined benefit fraction and his defined contribution fraction, computed as of the close of the Plan Year, from exceeding 1.0.

3.12     Return of Contributions

         (a) If all or part of the Employer's deductions for contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions to which that disallowance applies shall be returned to the Employer without interest but reduced by any investment loss attributable to those contributions, provided that the contribution is returned within one year after the disallowance of deduction. For this purpose, all contributions made by the Employer are expressly declared to be conditioned upon their deductibility under
                  Section 404 of the Code.

         (b) The Employer may recover without interest the amount of its contributions to the Plan made on account of a mistake of fact, reduced by any investment loss attributable to those contributions, if recovery is made within one year after the date of those contributions.

         (c)      In the event that Deferred Cash Contributions made under
                  Section 3.01 are returned to the Employer in accordance with the provisions of this Section, the elections to reduce Compensation which were made by Members on whose behalf those contributions were made shall be void retroactively to the beginning of the period for which those contributions were made. The Deferred Cash Contributions so returned shall be distributed in cash to those Members for whom those contributions were made, provided, however, that if the contributions are returned under the provisions of paragraph
                  (a) above, the amount of Deferred Cash Contributions to be distributed to Members shall be adjusted to reflect any investment gains or losses attributable to those contributions.


3.13     Contributions during Period of Military Leave

(a) Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified uniformed service duty will be provided in accordance with Section 414(u) of the Code. Without regard to any limitations on contributions set forth in this Article 3, a Member who is reemployed on or after October 14, 1994 and is credited with Vesting Service under the provisions of Section 1.44(b) because of a period of service in the uniformed services of the United States may elect to contribute to the Plan the Deferred Cash Contributions and/or After-Tax Contributions that could have been contributed to the Plan in accordance with the provisions of the Plan had he remained continuously employed by the Employer throughout such period of absence ("make-up contributions"). The amount of make-up contributions shall be determined on the basis of the Member's Compensation in effect immediately prior to the period of absence and the terms of the Plan at such time. Any Deferred Cash Contributions and/or After-Tax Contributions so determined shall be limited as provided in Sections 3.01(b), 3.02, 3.07, 3.08, and 3.09 with respect to the Plan Year or Years to which such contributions relate rather than the Plan Year in which payment is made. Any payment to the Plan described in this paragraph shall be made during the applicable repayment period. The repayment period shall equal three times the period of absence, but not longer than five years, and shall begin on the latest of: (i) the Member's date of







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                                                                              21

         reemployment, (ii) October 13, 1996, or (iii) the date the Employer notifies the Employee of his rights under this Section. Earnings (or losses) on make-up contributions shall be credited commencing with the date the make-up contribution is made in accordance with the provisions of Article 4.


  (b) All contributions under this Section are considered "annual additions," as defined in Section 415(c)(2) of the Code, and shall be limited in accordance with the provisions of Section 3.12 with respect to the Plan Year or Years to which such contributions relate rather than the Plan Year in which payment is made.

 ARTICLE 4:  INVESTMENT OF CONTRIBUTIONS

4.01     Investment Funds

         (a)      Prior to March 1, 1995, the following provisions shall apply:

                  (i) The Trust Fund shall be invested by the Trustee, provided, however, that the Trustee shall not invest in, acquire or hold for the Trust Fund any securities or property of Curtiss- Wright Corporation or its Subsidiaries.

                  (ii) In the event contributions hereunder are made with the Insurer pursuant to the Group Annuity Contract, such contributions shall be invested by the Insurer pursuant to the terms of said Contract, provided, however, that the Insurer shall not invest in, acquire or hold directly under the Group Annuity Contract any securities or property of Curtiss-Wright Corporation or its Subsidiaries.

         (b) On and after March 1, 1995, Members' Accounts shall be invested in one or more Investment Funds, as authorized by the Chairman of the Board of Directors or his designee.

         (c) The Trustee may keep such amounts of cash as they, in their sole discretion, shall deem necessary or advisable as part of the Funds, all within the limitations specified in the trust agreement.

         (d) Dividends, interest, and other distributions received on the assets held by the Trustee in respect to each of the above Funds shall be reinvested in the respective Fund.


4.02     Investment of Members' Accounts

A Member shall elect to have his Accounts invested in accordance with one of the following options:

         (a)      100% in one of the available Investment Funds;

         (b)      in more than one Investment Fund allocated in multiples of 1%.

If a Member fails to make an election with respect to the investment of his Accounts, such Member shall be deemed to have elected the investment of his Accounts in the Investment Fund that is intended to provide for stability







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                                                                              22

of principal, or in such other Investment Fund as the Committee may direct.


4.03     Responsibility for Investments

Each Member is solely responsible for the selection of his investment options. The Trustee, the Committee, the Employer, and the officers, supervisors and other employees of the Employer are not empowered to advise a Member as to the manner in which his Accounts shall be invested. The fact that an Investment Fund is available to Members for investment under the Plan shall not be construed as a recommendation for investment in that Investment Fund.


4.04     Change of Election for Current and Future Contributions

A Member may change his investment election under Section 4.02 in multiples of 1% at any time, provided, however, that the Committee may, from time to time establish a limit on the number of such changes that may be made in a calendar year. The changed investment election shall become effective as soon as administratively practicable, and shall be effective only with respect to subsequent contributions.


4.05     Reallocation of Accounts Among the Funds

Subject to any administrative restrictions determined by the Committee, a Member may reallocate his investment account in multiples of 1% at any time, provided, however, that the Committee may, from time to time establish a limit on the number of such changes that may be made in a calendar year. The reallocation election shall become effective as soon as administratively practicable.


4.06     Limitations Imposed by Contract

Notwithstanding anything in this Article to the contrary, any contributions invested in any investment contract shall be subject to any and all terms of such contract, including any limitations placed on the exercise of any rights otherwise granted to a Member under any other provisions of this Plan with respect to such contributions.


4.07     ERISA Section 404(c) Compliance

This Plan is intended to constitute a plan described in Section 404(c) of ERISA.









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                                                                              23


ARTICLE 5:  VALUATION OF THE ACCOUNTS



5.01     Valuation of Member Accounts

         (a) Effective March 1, 1995, the Trustee shall value the Funds at least monthly. On each Valuation Date, the Accounts of a Member in each Fund shall equal:

                  (i) the Member's account balance in his Accounts as of the immediately preceding Valuation Date; less

                  (ii) any distributions from the Member's Accounts since the immediately preceding Valuation Date; plus

                  (iii) the amount of contributions, if any, made by or on behalf of the Member to that Fund since the immediately preceding Valuation Date; plus

                  (iv) the net earnings or losses, after adjusting for expenses, if any, since the immediately preceding Valuation Date.

         (b) Whenever an event requires a determination of the value of the Member's Accounts, the value shall be computed as of the Valuation Date coincident with or immediately following the date of determination, subject to the provisions of Section 5.02.


5.02     Right to Change Procedures

The Committee reserves the right to change from time to time the procedures used in valuing the Accounts or crediting (or debiting) the Accounts if it determines, after due deliberation and upon the advice of counsel and/or the current recordkeeper, that such an action is justified in that it results in a more accurate reflection of the fair market value of assets. In the event of a conflict between the provisions of this Article and such new administrative procedures, those new administrative procedures shall prevail.


5.03     Statement of Accounts

At least once a year, each Member shall be furnished with a statement setting forth the value of his Accounts and the Vested Portion of his Accounts.






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                                                                              24


ARTICLE 6:  VESTED PORTION OF ACCOUNTS



6.01     Member Account and Deferred Account

A Member shall at all times be 100% vested in, and have a nonforfeitable right to, his Member Account and his Deferred Account.


6.02     Employer Account

         (a) As of December 31 of each year prior to January 1, 1995 a Member shall become vested with respect to 25% of the value of the total Matching Contributions made in his behalf for that portion of the year. As of each succeeding December 31, prior to January 1, 1998 such Member shall become vested with respect to an additional 25% of the value of such Matching Contributions until, on December 31 of the third calendar year following the year for which the Matching Contributions were made, such Member shall become vested in 100% of the value of such Matching Contributions made on his behalf. For purposes of this paragraph, the "value of Matching Contributions" shall mean the amount of Matching Contributions adjusted for an allocable share of earnings, losses and expenses in accordance with section 5.01(a)(iv), as of each December 31. Notwithstanding the foregoing, a Member with five years or more Vesting Service shall be vested in 100% of his Employer Account.

         (b) Notwithstanding the provisions of subsection (a), a Member shall be 100% vested in, and have a nonforfeitable right to, his Employer Account upon death, Disability, or the attainment of his 65th birthday.

         (c) Employees who were formerly employed by entities that were acquired by the Employer shall be subject to the special vesting rules set forth in Appendix A.


6.03     Disposition of Forfeitures

         (a) Upon termination of employment of a Member who was not fully vested in his Employer Account, the non-vested portion of his Employer Account shall not be forfeited until the Member receives a distribution of the Vested Portion of his Accounts. If the former Member is not reemployed by the Employer or an Affiliated Employer before he receives such a distribution, the non-vested portion of his Employer Account shall be forfeited. Any amounts forfeited pursuant to this subsection shall be applied to reduce Employer contributions or to pay the expenses of the Plan not







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                                                                              25

               paid directly by the Employer. If the amount of the Vested Portion of a Member's Employer Account at the time of his termination of employment is zero, the Member shall be deemed to have received a distribution of such zero vested benefit.

         (b) If an amount of a Member's Employer Account has been forfeited in accordance with subsection (a) above, that amount shall be subsequently restored to the Member's Employer Account provided that:

               (i)       he is reemployed by the Employer or an Affiliated
                         Employer and

               (ii) he repays to the Plan during his period of reemployment and within five years of his date of reemployment an amount in cash equal to the full amount distributed to him from the Plan on account of his termination of employment. Repayment shall be made in one lump sum.

         (c) In the event that any amounts to be restored by the Employer to a Member's Employer Account have been forfeited under paragraph (a) above, those amounts shall be taken first from any forfeitures which have not as yet been applied against Employer contributions or used to pay expenses of the Plan not paid directly by the Employer, and if any amounts remain to be restored, the Employer shall make a special Employer contribution equal to those amounts.

         (d) A repayment shall be invested in the available Investment Funds as the Member elects at the time of repayment.

ARTICLE 7:  WITHDRAWALS WHILE STILL EMPLOYED

7.01     Withdrawal of After-Tax Contributions

A Member may, subject to Section 7.04, by giving no less than 30 days prior written notice to the Committee, may elect to withdraw any part or all (but not less than $100) of the Value of his Employee Contributions on the last day of any calendar month; provided such Participant shall not be eligible to make any contributions under the Plan again for at least one year from said date of withdrawal.

Notwithstanding the foregoing, a Member may apply to the Committee at any time for an emergency withdrawal of up to one hundred percent (100%) of the value of his After-Tax Contributions at the time of withdrawal, for any or a combination of the circumstances listed below. The Committee shall not approve a withdrawal in an amount in excess of the amount it deems sufficient to cover his emergency financial needs. The circumstances which may warrant Committee approval of a Member's application for an emergency withdrawal are: (1) a disability which has not resulted in termination of employment; (2) fees and charges for tuition, books, room and board and similar expenses related to one or more courses taken by the Member or by his spouse or dependent in an accredited college, university or trade, professional, vocation or business school; (3) medical expenses (to the extent not otherwise paid for under any Employer benefits provided for this purpose) incurred by the Member or his dependents; or (4) any other major financial emergencies which in the sole judgment of the Committee warrant a hardship withdrawal. In the event of such an emergency withdrawal, the Member may continue his participation in the Plan without interruption.


7.02     Withdrawal After Age 59 1/2

A Member who shall have attained age 59 1/2 as of the effective date of any withdrawal pursuant to this Section may, subject to Section 7.04, elect to withdraw one time per calendar year, in any order of priority he chooses, all or part of his Deferred Account, and all or part of the Vested Portion of his Employer Account attributable to Employer contributions and all or part of the portion of the Member Account attributable to After-Tax Contributions made by the Member under Section 3.02.



7.03     Hardship Withdrawal

         (a) A Member who has withdrawn the total amount available for withdrawal under the preceding Sections of this Article may, subject to Section 7.04, elect to





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                                                                              26

                  withdraw not more than once in a Plan Year all or part of the Deferred Cash Contributions made on his behalf to his Deferred Account upon furnishing proof of Hardship satisfactory to the Committee.

         (b) A Member shall be considered to have incurred a "Hardship" if, and only if, he meets the requirements of paragraphs (c) and
                  (d) below.

         (c) As a condition for Hardship there must exist with respect to the Member an immediate and heavy need to draw upon his Deferred Account.

                  (i) The Committee shall presume the existence of such immediate and heavy need if the requested withdrawal is on account of any of the following:

                           (A)      expenses for medical care described in
                                    Section 213(d) of the Code previously
                                    incurred by the Member, his spouse or any of his dependents (as defined in Section 152 of the Code) or necessary for those persons to obtain such medical care;

                           (B) costs directly related to the purchase of a principal residence of the Member (excluding mortgage payments);

                           (C) payment of tuition and related educational fees for the next 12 months of post-secondary education of the Member, his spouse or dependents;

                           (D) payment of amounts necessary to prevent eviction of the Member from his principal residence or to avoid foreclosure on the mortgage of his principal residence; or

                           (E) the inability of the Member to meet such other expenses, debts or other obligations recognized by the Internal Revenue Service as giving rise to immediate and heavy financial need for purposes of Section 401(k) of the Code.

                  (ii) The Committee may determine the existence of immediate and heavy financial need in situations other than those described in (i) above where the Member demonstrates the withdrawal is necessary for such reasons as the Committee shall determine. The amount of withdrawal may not be in excess of the amount of the immediate and heavy financial need of the employee to pay any federal, state or local income taxes and any amounts necessary to pay any penalties reasonably anticipated to result from the distribution. In evaluating the relevant facts and circumstances, the Committee shall act in a nondiscriminatory fashion and shall treat uniformly those Members who are similarly situated. The Member shall furnish to the Committee such supporting documents as the Committee may request in accordance with uniform and nondiscriminatory rules prescribed by the Committee.

         (d) As a condition for Hardship, the Member must demonstrate that the requested withdrawal is necessary to satisfy the financial need described in paragraph (b). To demonstrate such necessity, the Member who requests a hardship withdrawal to satisfy a financial need described in (c)(i) above must comply with (i) as follows and the Member who requests a hardship withdrawal to satisfy a financial need described in (c)(ii) above must comply with (ii) as follows:

                  (i) The Member must certify to the Committee, on such form as the Committee may prescribe, that the financial need cannot be fully relieved

                           (A) through reimbursement or compensation by insurance or otherwise,

                           (B) by reasonable liquidation of the Member's assets,

                           (C) by cessation of Deferred Cash Contributions and After-Tax Contributions, or

                           (D) by other distributions or nontaxable (at the time of the loan) loans from the Plan or other plans of the Employer or Affiliated Employers or by borrowing from commercial sources at a reasonable rate in an amount sufficient to satisfy the need. The actions listed are required to be taken to the extent necessary to relieve the hardship but any action which would have the effect of increasing the hardship need not be taken.

                           For purposes of this clause (i) there shall be attributed to the Member those assets of the Member's spouse and minor children which are reasonably available to the Member. The Member shall furnish to the Committee such supporting documents as the Committee may request in accordance with uniform and nondiscriminatory rules prescribed by the Committee. If, on the basis of the Member's certification and the supporting documents, the Committee finds it can reasonably rely on the Member's certification, then the Committee shall find that the requested withdrawal is necessary to meet the Member's financial need.

                  (ii) The Member must request, on such form as the Committee shall prescribe, that the Committee make its determination of the necessity for the withdrawal solely on the basis of his application. In that event, the Committee shall make such determination, provided all of the following requirements are met:

                           (A) the Member has obtained all distributions, other than distributions available only on account of hardship, and all nontaxable loans currently available under all plans of the Employer and Affiliated Employers,

                           (B) the Member is prohibited from making Deferred Cash Contributions and After-Tax Contributions to the Plan and all other plans of the Employer and Affiliated Employers under the terms of such plans or by means of an otherwise legally enforceable agreement for at least 12 months after receipt of the distribution, and

                           (C) the limitation described in Section 3.01(b) under all plans of the Employer and Affiliated Employers for the calendar year following the year in which the withdrawal is made must be reduced by the Member's elective deferral made in the calendar year of the distribution for Hardship.

                           For purposes of clause (B), "all other plans of the Employer and Affiliated Employers" shall include stock option plans, stock purchase plans, qualified and non-qualified deferred compensation plans and such other plans as may be designated under regulations issued under Section 401(k) of the Code, but shall not include health and welfare benefit plans or the mandatory employee contribution portion of a defined benefit plan.


7.04     Procedures and Restrictions

If a loan and a hardship withdrawal are processed as of the Valuation Date, the amount available for the hardship withdrawal will equal the Vested Portion of the Member's Accounts on such Valuation Date reduced by the amount of the loan. The amount of the withdrawal shall be allocated between and among the Investment Funds in proportion to the value of the Member's Accounts from which the withdrawal is made in each Investment Fund as of the date of the withdrawal. Subject to the provisions of Section 9.08, all payments to Members under this Article shall be made in cash as soon as practicable.


7.05     Determination of Vested Portion of Employer Account

If a Member is not fully vested in his Employer Account at the time he makes a withdrawal from that Account under this Article 7, as of any subsequent Valuation Date such Member's Vested Portion of his Employer Account shall be determined in accordance with the following formula:

                           X = P x (AB+D) - D,

where X is the value of the Member's Vested Portion of such Account, P is the nonforfeitable percentage at the relevant time, AB is the value of his Employer Account at the relevant time, and D is the amount of the prior distribution from such Account.


7.06     Separate Contracts.

For purposes of Section 72 of the Code, a Member's Member Account shall constitute a separate contract, and the remaining amounts in the Plan with respect to a Member shall constitute another separate contract.






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                                                                              29



ARTICLE 8:  LOANS TO MEMBERS



8.01     Amount Available

         (a) On and after March 1, 1995, a Member who is an employee of the Employer or an Affiliated Employer may borrow, on written application to the Committee and on approval by the Committee under such uniform rules as it shall adopt, an amount which does not exceed the lesser of:

                  (i)      50% of the Vested Portion of his Accounts, or

                  (ii) $50,000 reduced by the highest outstanding balance of loans to the Member from the Plan during the one year period ending on the day before the day the loan is made.

         (b) The interest rate to be charged on loans shall be determined by the Committee each January 1 and shall be one percent (1%) above the reference charged by Mellon Bank as of January 1. The interest rate so determined for purposes of the Plan shall be fixed for the duration of each loan.

         (c) The amount of the loan is to be transferred from the Investment Funds in which the Member's Accounts are invested to a special "Loan Fund" for the Member under the Plan. The Loan Fund consists solely of the amount transferred to the Loan Fund and is invested solely in the loan made to the Member. The amount transferred to the Loan Fund shall be pledged as security for the loan. Payments of principal on the loan will reduce the amount held in the Member's Loan Fund. Those payments, together with the attendant interest payment, will be reinvested in the Investment Funds in accordance with the Member's then effective investment election.


8.02     Terms

         (a) In addition to such rules and regulations as the Committee may adopt, all loans shall comply with the following terms and conditions:

                  (i) An application for a loan by a Member shall be made in writing to the Committee, whose action in approving or disapproving the application shall be final.

                  (ii) Each loan shall be evidenced by a promissory note payable to the Plan.

                  (iii) The period of repayment for any loan shall be arrived at by mutual agreement between the Committee and the Member, but that period shall not exceed five years unless the loan is to be used in conjunction with the purchase of the principal residence of the Member, in which case that period shall not exceed 15 years. Notwithstanding the foregoing, in the event a Member enters the uniformed services of the United States and retains reemployment rights under the law, loan repayments shall be suspended (and interest shall cease to accrue) during the period of leave, and the period of repayment shall be extended by the number of months of the period of service in the uniformed services; provided, however, if the Member incurs a termination of employment and requests a distribution pursuant to Article 9, the loan shall be canceled, and the outstanding loan balance shall be distributed pursuant to Article 9.

                  (iv) Payments of principal and interest will be made by payroll deductions or in a manner agreed to by the Member and the Committee in substantially level amounts, but no less frequently than quarterly, in an amount sufficient to amortize the loan over the repayment period.

                  (v) A loan may be prepaid, but only in full, as of the end of any month without penalty.

                  (vi)     Only one loan may be outstanding at any given time.

         (b) If a loan is not repaid in accordance with the terms contained in the promissory note and a default occurs, the Plan may execute upon its security interest in the Member's Accounts under the Plan to satisfy the debt; however, the Plan shall not levy against any portion of the Loan Fund attributable to amounts held in the Member's Deferred Account or Employer Account until such time as a distribution of the Deferred Account or Employer Account could otherwise be made under the Plan.

         (c) Any additional rules or restrictions as may be necessary to implement and administer the loan program shall be in writing and communicated to employees. Such further documentation is hereby incorporated into the Plan by reference, and the Committee is hereby authorized to make such revisions to these rules as it deems necessary or appropriate, on the advice of counsel.

         (d) To the extent required by law and under such rules as the Committee shall adopt, loans shall also be made available on a reasonably equivalent basis to any Beneficiary or former Employee (i) who maintains an account balance under the Plan and (ii) who is still a party-in-interest (within the meaning of Section 3(14) of ERISA).

ARTICLE 9:  DISTRIBUTION OF ACCOUNTS UPON TERMINATION OF EMPLOYMENT



9.01     Eligibility

Upon a Member's termination of employment the Vested Portion of his Accounts, as determined under Article 6, shall be distributed as provided in this Article.


9.02     Form of Distribution

Distribution of the Vested Portion of a Member's Accounts shall be made to the Member (or to his Beneficiary, in the event of death) in a cash lump sum.


9.03     Date of Payment of Distribution

         (a) Except as otherwise provided in this Article, distribution of the Vested Portion of a Member's Accounts shall be made as soon as administratively practicable following the later of
                  (i) the Member's termination of employment or (ii) the 65th anniversary of the Member's date of birth (but not more than 60 days after the close of the Plan Year in which the later of
                  (i) or (ii) occurs).

         (b) In lieu of a distribution as described in paragraph (a) above, a Member may, in accordance with such procedures as the Committee shall prescribe, elect to have the distribution of the Vested Portion of his Accounts made as of any Valuation Date coincident with or following his termination of employment which is before or after the date described in paragraph (a) above, subject to the provisions of Sections
                  9.04 and 9.07.

         (c) Notwithstanding the provisions of subsections (a) and (b), if the value of the Vested Portion of the Member's Accounts is less than the applicable cashout amount, a lump sum payment shall automatically be made as soon as administratively practicable following the Member's termination of employment. For purposes of this subsection, the applicable cashout amount shall be $3,500 for Plan Years commencing prior to January 1, 2000 and $5,000 for Plan Years commencing on or after January 1, 2000.

         (d) In the case of the death of a Member before the distribution of his Accounts, the Vested Portion of his Accounts shall be distributed to his Beneficiary as soon as administratively practicable following the Member's date of death.

9.04     Age 70 1/2  Required Distribution

         (a) Notwithstanding any provision of the Plan to the contrary, if a Member is a five percent owner (as defined in Section 416(i) of the Code), distribution of the Member's Accounts shall begin no later than the April 1 following the calendar year in which he attains age 70 1/2. No minimum distribution payments under the provisions of Section 401(a)(9) of the Code will be made to a Member during his employment with the Employer or an Affiliated Employer on or after January 1, 1998, if the Member is not a 5 percent owner as defined above. Such Member may, however, elect to receive in-service withdrawals in accordance with the provisions of Article 7 while he remains in service.

         (b) In the event a Member is required to begin receiving payments while in service under the provisions of paragraph (a) above, the Member may elect to receive payments while in service in accordance with option (i) or (ii), as follows:

                  (i) A Member may receive one lump sum payment on or before the Member's required beginning date equal to his entire Account balance and annual lump sum payments thereafter of amounts accrued during each calendar year.

                  (ii) A Member may receive annual payments of the minimum amount necessary to satisfy the minimum distribution requirements of Section 401(a)(9) of the Code. Such minimum amount will be determined on the basis of either a single or a joint life expectancy of the Member and his Beneficiary at the Member's election. Such life expectancy will be recalculated once each year; however, the life expectancy of the Beneficiary will not be recalculated if the Beneficiary is not the Member's spouse.

                  In the event a Member fails to make an election under this
                  Section 9.04, payment shall be made in accordance with clause
                  (i) above.

                  The amount of the withdrawal shall be allocated among the Investment Funds in proportion to the value of the Member's Accounts as of the date of each withdrawal. An election under this Section 9.04 shall be made by a Member by giving written notice to the Committee within the 90-day period prior to his required beginning date. The commencement of payments under this Section 9.04 shall not constitute an Annuity Starting Date for purposes of Sections 72, 401(a)(11) and 417 of the Code.

                  Upon the Member's subsequent termination of employment, payment of the Member's Accounts shall be made in accordance with the provisions of Section 9.02.


9.05     Status of Accounts Pending Distribution

Until distributed under Section 9.03 or 9.04 the Accounts of a Member who is entitled to a distribution shall continue to be invested as part of the funds of the Plan and the Member shall retain investment transfer rights as described in
Section 4.05 during the deferral period.


9.06     Proof of Death and Right of Beneficiary or Other Person

The Committee may require and rely upon such proof of death and such evidence of the right of any Beneficiary or other person to receive the value of the Accounts of a deceased Member as the Committee may deem proper and its determination of the right of that Beneficiary or other person to receive payment shall be conclusive.


9.07     Distribution Limitation

Notwithstanding any other provision of this Article 9, all distributions from this Plan shall conform to the regulations issued under Section 401(a)(9) of the Code, including the incidental death benefit provisions of Section 401(a)(9)(G) of the Code, and such regulations shall override any Plan provision that is inconsistent with Section 401(a)(9) of the Code. Further, with respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of
Section 401(a)(9) of the Code in accordance with the Treasury Regulations under
Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provisions of the Plan to the contrary. This provision shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) of the Code or such other date as may be specified in guidance published by the Internal Revenue Service.


9.08     Direct Rollover of Certain Distributions

This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly by the Plan to an eligible retirement plan specified by the distributee in a direct rollover. The following definitions apply to the terms used in this Section:

         (a) "Eligible Rollover Distribution" means any distribution of all or a portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include
                  (i) any distribution to the extent that the distribution is required under Section 401(a)(9) of the Code, (ii) the portion of any distribution that is not includible in gross income, and (iii) any distribution made pursuant to Section 7.03 on or after January 1, 1999.

         (b) "Eligible retirement plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code other than a defined benefit plan, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         (c) "Distributee" means an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

         (d) "Direct rollover" means a payment by the Plan to the eligible retirement plan specified by the distributee. In the event that the provisions of this Section 9.08 or any part thereof cease to be required by law as a result of subsequent legislation or otherwise, this Section or any applicable part thereof shall be ineffective without the necessity of further amendment to the Plan.


9.09     Waiver of Notice Period

Effective for Plan Years commencing on or after January 1, 1997, if the value of the vested portion of a Member's Accounts exceeds (i) $3,500 if the date of determination is prior to January 1, 2000, or (ii) $5,000 if the date of determination is on or after January 1, 2000, an election by the Member to receive a distribution prior to age 65 shall not be valid unless the written election is made (a) after the Member has received the notice required under
Section 1.411(a)-11(c) of the Income Tax Regulations and (b) within a reasonable time before the effective date of the commencement of the distribution as prescribed by said regulations.. Notwithstanding the foregoing sentence, such distribution may commence less than 30 days after the notice required under
Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

         (a) the Committee clearly informs the Member that he has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

         (b) the Member, after receiving the notice under Sections 411 and 417, affirmatively elects a distribution.








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                                                                              35


ARTICLE 10:  ADMINISTRATION OF PLAN



10.01    Appointment of Administration Committee

The general administration of the Plan and the responsibility for carrying out the provisions of the Plan shall be placed in an Administration Committee of not less than three persons appointed from time to time by the Chairman of the Board of Directors or his designee to serve at the pleasure of such President or his designee. Any person who is appointed a member of the Committee shall signify his acceptance by filing written acceptance with the President or his designee. Any member of the Committee may resign by delivering his written resignation to the President or his designee. Vacancies shall be filled by the President or his designee.


10.02    Duties of Committee

The members of the Committee shall elect a chairman from their number and a secretary who may be but need not be one of the members of the Committee; may appoint from their number such subcommittees with such powers as they shall determine; may authorize one or more of their number or any agent to execute or deliver any instrument or make any payment on their behalf; and may retain counsel, employ agents and provide for such clerical, accounting, and consulting services as they may require in carrying out the provisions of the Plan.

Notwithstanding the foregoing powers of the Committee with respect to the administration of the Plan, the Chairman of the Board of Directors or his designee shall have the sole power and responsibility to appoint the Trustee who shall direct the investment of the Trust Fund, or select the Insurer who shall issue the Group Annuity Contract hereunder, as the case may be. Such Trustee shall manage all portions of the Trust Fund for investment and reinvestment in its sole discretion upon such terms and for such compensation as the Board and the Trustee may agree upon. Such insurer shall comply with all provisions of the Group Annuity Contract for such compensation as the Board and Insurer may agree upon. The agreed-upon compensation of the Trustee, the administrative expenses of the Trustee, its counsel fees, if any, or the agreed-upon charges of the Insurer under the Group Annuity Contract, as the case may be, shall be paid by the Fund.


10.03    Individual Accounts

The Committee shall maintain, or cause to be maintained, records showing the interests in the Trust Fund or Group Annuity Contract, as the case may be, of all Members, former Members or Beneficiaries, and the individual balances in each Member's Accounts. However, maintenance of those records and Accounts shall not require any segregation of the funds of the Plan.








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                                                                              36


10.04    Meetings

The Committee shall hold meetings upon such notice, at such place or places, and at such time or times as it may from time to time determine.


10.05    Action of Majority

Any act which the Plan authorizes or requires the Committee to do must be done by a majority of its members. The action of that majority expressed from time to time by a vote at a meeting or in writing without a meeting shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all members of the Committee at the time in office.


10.06    Compensation and Bonding

No member of the Committee shall receive any compensation from the Plan for his services as such. Except as may otherwise be required by law, no bond or other security need be required of any member in that capacity in any jurisdiction.


10.07    Establishment of Rules

Subject to the limitations of the Plan, the Committee from time to time shall establish rules for the administration of the Plan and the transaction of its business. The Committee shall have discretionary authority to construe and interpret the Plan (including, but not limited to, determination of an individual's eligibility for Plan participation, the right and amount of any benefit payable under the Plan and the date on which any individual ceases to be a Member). The determination of the Committee as to the interpretation of the Plan or any disputed question shall be conclusive and final to the extent permitted by applicable law.


10.08    Prudent Conduct

The members of the Committee shall use that degree of care, skill, prudence and diligence that a prudent man acting in a like capacity and familiar with such matters would use in his conduct of a similar situation.


10.09    Service in More Than One Fiduciary Capacity

Any individual, entity or group of persons may serve in more than one fiduciary capacity with respect to the Plan and/or the funds of the Plan.







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                                                                              37

10.10    Limitation of Liability

The Employer, the Board of Directors, the members of the Committee, and any officer, employee or agent of the Employer shall not incur any liability individually or on behalf of any other individuals or on behalf of the Employer for any act or failure to act, made in good faith in relation to the Plan or the funds of the Plan. However, this limitation shall not act to relieve any such individual or the Employer from a responsibility or liability for any fiduciary responsibility, obligation or duty under Part 4, Title I of ERISA.


10.11    Indemnification

The members of the Committee, the Board of Directors, and the officers, employees and agents of the Employer shall be indemnified against any and all liabilities arising by reason of any act, or failure act, in relation to the Plan or the funds of the Plan, including, without limitation, expenses reasonably incurred in the defense of any claim relating to the Plan or the funds of the Plan, and amounts paid in any compromise or settlement relating to the Plan or the funds of the Plan, except for actions or failures to act made in bad faith. The foregoing indemnification shall be from the funds of the Plan to the extent of those funds and to the extent permitted under applicable law; otherwise from the assets of the Employer.


10.12    Appointment of Investment Manager

The Chairman of the Board of Directors or his designee may, in his discretion, appoint one or more investment managers (within the meaning of Section 3(38) of ERISA) to manage (including the power to acquire and dispose of) all or part of the assets of the Plan, as the President or his designee shall designate. In that event authority over and responsibility for the management of the assets so designated shall be the sole responsibility of that investment manager.


10.13    Claims Review Procedure

         (a) Claims for benefits under the Plan shall be filed on forms supplied by the Committee with Curtiss-Wright Corporation's Benefits Department. Written notice of the disposition of a claim shall be furnished the claimant within 60 days after the application therefor is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth, pertinent provisions of the Plan shall be cited and, where appropriate, an explanation as to how the claimant can appeal the claim will be provided.

         (b) Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit, shall be entitled to request a hearing before the Committee. Such request, together with a written statement of the claimant's position, shall be filed with the Committee no later than 90 days after receipt of the written notification provided for in paragraph (a) above. The committee shall schedule an opportunity for a full and fair hearing of the issue within the next 60 days. The decision following such hearing shall be made within 60 days and shall be communicated in writing to the claimant. The decision of the Committee shall be final and binding upon all parties concerned.


10.14    Named Fiduciary

For purposes of ERISA, Curtiss-Wright Corporation shall be the named fiduciary of the Plan and the Committee shall be the named administrator of the Plan

ARTICLE 11:  MANAGEMENT OF FUNDS

11.01    Trust Agreement or Group Annuity Contract

The property resulting from Employer contributions made on behalf of the Member shall either be held as a Trust Fund by a Trustee or Trustee selected by the Board, pursuant to a Trust Agreement entered into between the Trustee or Trustee and the Employer, or be held by an Insurer, selected by the Board, under the Group Annuity Contract entered into between the Insurer and Curtiss-Wright Corporation. References in the Plan to Trustee or Insurer shall be deemed to be applicable with equal force to co-Trustee or co-Insurers or successor Trustee or successor Insurers who may be so selected. The Board in its discretion may remove the Trustee or Trustee or successor Trustee or Trustee or Insurer or Insurers or successor Insurer or Insurers from time to time.


11.02    Exclusive Benefit Rule

All assets of the Plan shall either comprise the Trust Fund and shall be held in trust for use in accordance with the Plan and the Trustee Agreement or be held under the Group Annuity Contract for use in accordance with the Plan and the Group Annuity Contract, as the case may be. No person shall have any interest in, or right to, any part of the earnings of the funds of the Plan, or any right in, or to, any part of the assets held under the Plan, except as and to the extent expressly provided in the Plan.


11.03    Investment, Management and Control

The Trustee or Insurer, as the case may be, shall invest, reinvest, manage, control and make disbursements from the Trust Fund or funds deposited with the Insurer pursuant to the Group Annuity Contract in accordance with the provisions of this Plan and the Trust Agreement or the Group Annuity Contract, as the case may be, referred to in Section 11.01.


11.04    Payment of Certain Expenses

Brokerage fees, commissions, stock transfer taxes and other charges and expenses directly incurred in connection with the acquisition or disposition of property for or of the Trust Fund, or distributions therefrom, shall be paid from the Trust Fund. Taxes, if any, payable by the Trustee on the assets at any time held in the Trust Fund or on the income thereof shall be paid from the Trust Fund.

ARTICLE 12:  AMENDMENT, MERGER AND TERMINATION



12.01    Amendment of Plan

         (a) The Employer, by action of its Board of Directors taken at a meeting held either in person or by telephone or other electronic means, or by unanimous written consent in lieu of a meeting, reserves the right at any time and from time to time, and retroactively if deemed necessary or appropriate, to amend in whole or in part any or all of the provisions of the Plan.

         (b) Effective as of December 31, 1997, amendments to the Plan that are required because of statute or rulings of a judicial body or are necessitated for administrative purposes, unless such administrative amendments have a material effect on the cost or benefit level of the Plan, shall be made by the Committee. All such amendments shall be submitted to the Board of Directors at their meeting following the adoption of such amendments.

         (c) Notwithstanding any provision hereof, no amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of persons entitled to benefits under the Plan. No amendment shall be made which has the effect of decreasing the balance of the Accounts of any Member or of reducing the nonforfeitable percentage of the balance of the Accounts of a Member below the nonforfeitable percentage computed under the Plan as in effect on the date on which the amendment is adopted or, if later, the date on which the amendment becomes effective.


12.02    Merger, Consolidation or Transfer

The Plan may not be merged or consolidated with, and its assets or liabilities may not be transferred to, any other plan unless each person entitled to benefits under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.


12.03    Additional Participating Employers

         (a) If any company is or becomes a subsidiary of or associated with an Employer, the Board of Directors may include the employees of that subsidiary or associated company in the membership of the Plan upon appropriate action by that company necessary to adopt the Plan. In that event, or if any persons become Employees of an Employer as the result of merger or consolidation or as the result of acquisition of all or part of the assets or business of another company, the Board of Directors shall determine to what extent, if any, previous service with the subsidiary, associated or other company shall be recognized under the Plan, but subject to the continued qualification of the trust for the Plan as tax-exempt under the Code.

         (b) Any subsidiary or associated company may terminate its participation in the Plan upon appropriate action by it. In that event the funds of the Plan held on account of Members in the employ of that company, and any unpaid balances of the Accounts of all Members who have separated from the employ of that company, shall be determined by the Committee. Those funds shall be distributed as provided in Section 12.04 if the Plan should be terminated, or shall be segregated by the Trustee as a separate trust, pursuant to certification to the Trustee by the Committee, continuing the Plan as a separate plan for the employees of that company under which the board of directors of that company shall succeed to all the powers and duties of the Board of Directors, including the appointment of the members of the Committee.


12.04    Termination of Plan

         (a) The Employer, by action of its Board of Directors, taken at a meeting described in Section 12.01 or by unanimous written consent, Board of Directors may terminate the Plan or completely discontinue contributions under the Plan for any reason at any time. In case of termination or partial termination of the Plan, or complete discontinuance of Employer contributions to the Plan, the rights of affected Members to their Accounts under the Plan as of the date of the termination or discontinuance shall be nonforfeitable. The total amount in each Member's Accounts shall be distributed, as the Committee shall direct, to him or for his benefit or continued in trust for his benefit.

         (b) Upon termination of the Plan, Deferred Cash Contributions, with earnings thereon, shall be distributed to Members only if

                  (i) neither the Employer nor an Affiliated Employer establishes or maintains a successor defined contribution plan, and

                  (ii) payment is made to the Members in the form of a lump sum distribution (as defined in Section 402(d)(4) of the Code, without regard to clauses (i) through (iv) of subparagraph (A), subparagraph (B), or subparagraph (F) thereof).

                  For purposes of this paragraph, a "successor defined contribution plan" is a defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code ("ESOP") or a simplified employee pension as defined in Section 408(k) of the Code ("SEP")) which exists at the time the Plan is terminated or within the 12-month period beginning on the date all assets are distributed. However, in no event shall a defined contribution plan be deemed a successor plan if fewer than two percent of the employees who are eligible to participate in the Plan at the time of its termination are or were eligible to participate under another defined contribution plan of the Employer or an Affiliated Employer (other than an ESOP or a SEP) at any time during the period beginning 12 months before and ending 12 months after the date of the Plan's termination.


12.05   Distribution of Accounts Upon a Sale of Assets or a Sale of a Subsidiary

Effective for Plan Years commencing prior to January 1, 2002, upon the disposition by the Employer of at least 85 percent of the assets (within the meaning of Section 409(d)(2) of the Code) used by the Employer in a trade or business or upon the disposition by the Employer of its interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code), Deferred Cash Contributions, with earnings thereon, may be distributed to those Members who continue in employment with the employer acquiring such assets or with the sold subsidiary, provided that:

         (a)      the Employer maintains the Plan after the disposition,

         (b) the buyer does not adopt the Plan or otherwise become a participating employer in the Plan and does not accept any transfer of assets or liabilities from the Plan to a plan it maintains in a transaction subject to Section 414(l)(1) of the Code, and

         (c) payment is made to the Member in the form of a lump sum distribution (as defined in Section 402(d)(4) of the Code, without regard to clauses (i) through (iv) of subparagraph
                  (A), subparagraph (B), or subparagraph (F) thereof).

ARTICLE 13:  GENERAL PROVISIONS



13.01    Nonalienation

Except as required by any applicable law, no benefit under the Plan shall in any manner be anticipated, assigned or alienated, and any attempt to do so shall be void. However, payment shall be made in accordance with the provisions of any judgment, decree, or order which:

         (a) creates for, or assigns to, a spouse, former spouse, child or other dependent of a Member the right to receive all or a portion of the Member's benefits under the Plan for the purpose of providing child support, alimony payments or marital property rights to that spouse, child or dependent,

         (b)      is made pursuant to a State domestic relations law,

         (c) does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan, and

         (d) otherwise meets the requirements of Section 206(d) of ERISA, as amended, as a "qualified domestic relations order", as determined by the Committee.

Notwithstanding anything herein to the contrary, if the amount payable to the alternate payee under the qualified domestic relations order is less than the applicable cashout amount described in Section 9.03(c) such amount shall be paid in one lump sum as soon as practicable following the qualification of the order. If the amount exceeds such applicable cashout amount, it may be paid as soon as practicable following the qualification of the order if the alternate payee consents thereto; otherwise it may not be payable before the earliest of (i) the Member's termination of employment, (ii) the time such amount could be withdrawn under Article 7 or (iii) the Member's attainment of age 50.


13.02    Conditions of Employment Not Affected by Plan

The establishment of the Plan shall not confer any legal rights upon any Employee or other person for a continuation of employment, nor shall it interfere with the rights of the Employer to discharge any Employee and to treat him without regard to the effect which that treatment might have upon him as a Member or potential Member of the Plan.

13.03    Facility of Payment

If the Committee shall find that a Member or other person entitled to a benefit is unable to care for his affairs because of illness or accident or is a minor, the Committee may direct that any benefit due him, unless claim shall have been made for the benefit by a duly appointed legal representative, be paid to his spouse, a child, a parent or other blood relative, or to a person with whom he resides. Any payment so made shall be a complete discharge of the liabilities of the Plan for that benefit.


13.04    Information

Each Member, Beneficiary or other person entitled to a benefit, before any benefit shall be payable to him or on his account under the Plan, shall file with the Committee the information that it shall require to establish his rights and benefits under the Plan.


13.05    Top-Heavy Provisions

         (a)      The following definitions apply to the terms used in this
                  Section:

                  (i) "applicable determination date" means the last day of the later of the first Plan Year or the preceding Plan Year;

                  (ii)     "top-heavy ratio" means the ratio of

                           (A) the value of the aggregate of the Accounts under the Plan for key employees to

                           (B) the value of the aggregate of the Accounts under the Plan for all key employees and non-key employees;

                  (iii) "key employee" means an employee who is in a category of employees determined in accordance with the provisions of Sections 416(i)(1) and (5) of the Code and any regulations thereunder, and where applicable, on the basis of the Employee's Statutory Compensation from the Employer or an Affiliated Employer;

                  (iv) "non-key employee" means any Employee who is not a key employee;

                  (v) "applicable Valuation Date" means the Valuation Date coincident with or immediately preceding the last day of the first Plan Year or the preceding Plan Year, whichever is applicable;

                  (vi) "required aggregation group" means any other qualified plan(s) of the Employer or an Affiliated Employer in which there are members who are key employees or which enable(s) the Plan to meet the requirements of Section 401(a)(4) or 410 of the Code; and

                  (vii) "permissive aggregation group" means each plan in the required aggregation group and any other qualified plan(s) of the Employer or an Affiliated Employer in which all members are non-key employees, if the resulting aggregation group continues to meet the requirements of Sections 401(a)(4) and 410 of the Code.

         (b) For purposes of this Section, the Plan shall be "top-heavy" with respect to any Plan Year if as of the applicable determination date the top- heavy ratio exceeds 60 percent. The top-heavy ratio shall be determined as of the applicable Valuation Date in accordance with Sections 416(g)(3) and (4) of the Code and Article 5 of this Plan. For purposes of determining whether the Plan is top-heavy, the account balances under the Plan will be combined with the account balances or the present value of accrued benefits under each other plan in the required aggregation group and, in the Employer's discretion, may be combined with the account balances or the present value of accrued benefits under any other qualified plan in the permissive aggregation group. Distributions made with respect to a Member under the Plan during the five-year period ending on the applicable determination date shall be taken into account for purposes of determining the top-heavy ratio; distributions under plans that terminated within such five-year period shall also be taken into account, if any such plan contained key employees and therefore would have been part of the required aggregation group.

         (c) The following provisions shall be applicable to Members for any Plan Year with respect to which the Plan is top-heavy:

                  (i)      In lieu of the vesting requirements specified in
                           Section 6.02, a Member shall be vested in, and have a nonforfeitable right to, his Employer Account upon the completion of three years of Vesting Service, provided that in no event shall the Vested Portion of a Member's Employer Account be less than the percentage determined under Section 6.02.

                  (ii) An additional Employer contribution shall be allocated on behalf of each Member (and each Employee eligible to become a Member) who is a non-key employee, and who has not separated from service as of the last day of the Plan Year, to the extent that the contributions made on his behalf under Section
                           3.03 for the Plan Year (and not needed to meet the contribution percentage test set forth in Section 3.08) would otherwise be less than 3% of his remuneration. However, if the greatest percentage of remuneration contributed on behalf of a key employee under Sections 3.01 and 3.03 for the Plan Year would be less than 3%, that lesser percentage shall be substituted for "3%" in the preceding sentence. Notwithstanding the foregoing provisions of this subparagraph (ii), no minimum contribution shall be made under this Plan with respect to a Member (or an Employee eligible to become a Member) if the required minimum benefit under Section 416(c)(1) of the Code is provided to him by any other qualified pension plan of the Employer or an Affiliated Employer.

                    For the purposes of this subparagraph (ii), remuneration has the same meaning as set forth in Section 3.11(c). (d) If the Plan is top-heavy with respect to a Plan Year and ceases to be top-heavy for a subsequent Plan Year, a Member who has completed three years of Vesting Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy shall continue to be vested in and have a nonforfeitable right to his Employer Account.


13.06    Written Elections

Any elections, notifications or designations made by a Member pursuant to the provisions of the Plan shall be made in writing and filed with the Committee in a time and manner determined by the Committee under rules uniformly applicable to all employees similarly situated. The Committee reserves the right to change from time to time the time and manner for making notifications, elections or designations by Members under the Plan if it determines after due deliberation that such action is justified in that it improves the administration of the Plan. In the event of a conflict between the provisions for making an election, notification or designation set forth in the Plan and such new administrative procedures, those new administrative procedures shall prevail.


13.07    Construction

         (a) The Plan shall be construed, regulated and administered under ERISA and the laws of the State of New Jersey, except where ERISA controls.

         (b) The masculine pronoun shall mean the feminine wherever appropriate.

         (c) The titles and headings of the Articles and Sections in this Plan are for convenience only. In the case of ambiguity or inconsistency, the text rather than the titles or headings shall control.



13.08    Electronic Provision of Notices to Members

Notwithstanding any provision of the Plan to the contrary, any notice required to be distributed to Members, Beneficiaries and alternate payees pursuant to the terms of the Plan may, at the direction of the Committee, be transmitted electronically to the extent permitted by, and in accordance with any procedures set forth in, applicable law and regulations.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by an officer duly authorized on this _______ day of ___________, _______.







                                       CURTISS-WRIGHT CORPORATION


                                       By:___________________________








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                                                                              47



APPENDIX A: SPECIAL RULES APPLICABLE TO ACQUIRED ENTITIES

The provisions of this Appendix A shall apply to Employees who were formerly employed by entities that were acquired by the Employer or an Affiliated Employer.


1.       Aviall, Inc.

         Each former employee of the Aviall, Inc., Accessory Services Division who became an Employee as of May 21, 1996, shall be eligible to become a Member on any Enrollment date on or after he completes one year of service, including service with Aviall, Inc.

2.       Alpha Heat Treaters Division of Alpha-Beta Industries, Inc.

         Each former employee of the Alpha Heat Treaters Division of Alpha-Beta Industries, Inc. who became an Employee as of April 30, 1998, shall be eligible to become a Member on any Enrollment date on or after he completes one year of service, including service with Alpha-Beta Industries.

3.       Enertech

         (a) As of January 1, 2000, any Employee hired on July 31, 1998 whose immediate prior service was with Enertech shall be eligible to participate in the Plan as of the Enrollment Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include all service at Enertech and shall remain eligible so long as he or she continues to satisfy the eligibility requirements.

         (b) Any Employee hired on July 31, 1998 whose immediate prior service was with Enertech shall continue to vest in matching contributions allocated to his account under Enertech's prior plan, which contributions, including earnings thereon, were transferred to the Plan in accordance with a transaction undertaken in compliance with Section 414(l) of the Code, in accordance with the following schedule:

                           Years of Service
                             for Vesting                   Vested Percentage

                                    0                                    0%
                                    1                                    0%
                                    2                                    0%
                                    3                                   20%








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                                                                              48


                                    4                                   40%
                                    5                                   60%
                                    6                                   80%
                                    7                                  100%


4.       Metallurgical Processing, Inc.

         Each former employee of Metallurgical Processing, Inc. who became an Employee as of June 30, 1999 shall be eligible to become a Member on any Enrollment Date on or after he or she completes one year of service, including service with Metallurgical Processing, Inc. and shall remain eligible so long as he or she continues to satisfy the eligibility requirements.

5.       Teledyne Fluid Systems

         Each former employee of Teledyne Fluid Systems who became an Employee as of August 28, 1999, shall be eligible to become a Member on any Enrollment date on or after he or she completes one year of service, including service with Allegheny Teledyne and shall remain eligible so long as he or she continues to satisfy the eligibility requirements.

6.       Electric Furnace Company

         Each former employee of Electric Furnace Company who became an Employee as of December 15, 2000, shall be eligible to become a Member on any Enrollment date on or after he or she completes one year of service, including service with Electric Furnace Company, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements.

7.       Lau Defense Systems and Vista Controls

         Each former employee of Lau Defense Systems and Vista Controls who became an Employee as of October 25, 2001, shall be eligible to become a Member on any Enrollment date on or after he or she completes one year of service, including service with Lau Defense Systems and Vista Controls, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements.

8.       Ironbound Heat Treating Company

         Each former employee of Ironbound Heat Treating Company who became an Employee as of November 6, 2001, shall be eligible to become a Member on any Enrollment date on or after he or she completes one year of service, including service with Ironbound Heat Treating Company, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements.

9.       Peerless Instrument Company







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                                                                              49


         Each former employee of Peerless Instrument Company who became an Employee as of November 8, 2001, shall be eligible to become a Member on any Enrollment date on or after he or she completes one year of service, including service with Peerless Instrument Company, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements.

10.      Deltavalve USA, L.L.C

         Each former employee of Deltavalve USA, L.L.C. who became an Employee as of December 13, 2001 shall be eligible to become a Member on any Enrollment date on or after he or she completes one year of service, including service with Deltavalve USA, L.L.C., and shall remain eligible so long as he or she continues to satisfy the eligibility requirements.

11.      Bodycote Thermal Processing

         Each former employee of Bodycote Thermal Processing who became an Employee as of December 21, 2001, shall be eligible to become a Member on any Enrollment date on or after he or she completes one year of service, including service with Bodycote Thermal Processing, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements.

12.      Penny & Giles Controls, Inc.

         Each former employee of Penny & Giles Controls, Inc. who became an Employee as of February 20, 2002, shall be eligible to become a Member on any Enrollment date on or after he or she completes one year of service, including service with Penny & Giles Controls, Inc., and shall remain eligible so long as he or she continues to satisfy the eligibility requirements.